COLUMBIA FUNDS SERIES TRUST I

Columbia Income Fund

(the “Fund”)

Supplement dated September 25, 2009 to the Prospectuses dated August 1, 2009

The last sentence of the first paragraph in the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following: “Under normal circumstances, the Fund’s average effective duration will be between three and ten years.”

Shareholders should retain this Supplement for future reference.

INT-47/24324-0909